UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Lear Corporation

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 21, 2020. Meeting Information * LEAR CORPORATION Meeting Type: Annual Meeting For holders as of: March 27, 2020 Date: May 21, 2020 Time: 9:00 a.m. EDT Location: Lear Corporation Corporate Headquarters 21557 Telegraph Road Southfield, Michigan 48033 *Lear is monitoring the situation with COVID-19 (Coronavirus), and in the interest of health and safety, may hold the annual meeting solely by means of remote communication. Lear will announce any such updates as promptly as practicable, and details on how to participate will be issued by press release, posted on Lear's website, and filed with the SEC as additional proxy materials. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. LEAR CORPORATION ATTN: INVESTOR RELATIONS 21557 TELEGRAPH ROAD SOUTHFIELD, MI 48033 D00687-P36705 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 7, 2020 to facilitate timely delivery. How To Vote D00688-P36705 Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

The Board of Directors recommends you vote FOR the following: The Board of Directors recommends you vote FOR proposals 2 and 3. 1. Election of Directors 2. Ratification of the retention of Ernst & Young LLP as our independent registered public accounting firm for 2020. Nominees: 1a. Thomas P. Capo 3. Advisory vote to approve Lear Corporation's executive compensation. 1b. Mei-Wei Cheng The Board of Directors recommends you vote AGAINST proposal 4. 1c. Jonathan F. Foster 4. Stockholder proposal to require preparation of a report regarding human rights impact assessment. 1d. Mary Lou Jepsen 1e. Kathleen A. Ligocki NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 1f. Conrad L. Mallett, Jr. 1g. Raymond E. Scott 1h. Gregory C. Smith D00689-P36705

D00690-P36705